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                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to American Depositary Receipts evidencing American Depositary Shares, each representing two Ordinary Shares of 5 pence each of Premier Farnell PLC, a U.K. corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 9th day of January, 1998.



                                                /s/ Jack N. Mandel
                                        ________________________________________
                                        Name:       Jack N. Mandel




                                                /s/ Joseph C. Mandel
                                        ________________________________________
                                        Name:       Joseph C. Mandel




                                                /s/ Morton L. Mandel
                                        ________________________________________
                                        Name:       Morton L. Mandel



                                        Jack N. Mandel Revocable Trust


                                                /s/ Joseph C. Mandel
                                        By:_____________________________________
                                        Name:       Joseph C. Mandel
                                        Title:      Trustee



                                                /s/ Morton L. Mandel
                                        By:_____________________________________
                                        Name:       Morton L. Mandel
                                        Title:      Trustee
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                                        Morton L. Mandel Revocable Trust


                                                /s/ Jack N. Mandel
                                        By:_____________________________________
                                        Name:       Jack N. Mandel
                                        Title:      Trustee



                                                /s/ Joseph C. Mandel
                                        By:_____________________________________
                                        Name:       Joseph C. Mandel
                                        Title:      Trustee